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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 25, 2005

              CWABS, INC., (as depositor under the Transfer and Servicing Agreement, to be dated as of May 1, 2005, relating to the issuance of the Aames Mortgage Investment Trust 2005-2 Mortgage Backed Notes, Series 2005-2).


                                   CWABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-118926                 95-4596514
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)

     4500 Park Granada
   Calabasas, California                                         91302
   ---------------------                                         -----
   (Address of principal                                       (Zip Code)
    executive offices)

         Registrant's telephone number, including area code (818) 225-3237
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   -    Other Events
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Item 8.01        Other Events.
                 ------------

Underwriting Agreement
----------------------

         On May 25, 2005, CWABS, Inc. (the "Depositor") entered into an underwriting agreement dated May 25, 2005 (the "Underwriting Agreement"), by and among the Depositor and Countrywide Securities Corporation, Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Friedman, Billings, Ramsey & Co., Inc., Greenwich Capital Markets, Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, relating to the Aames Mortgage Investment Trust 2005-2 Mortgage Backed Notes, Series 2005-2 (the "Notes"), Classes 1A1, 1A2, 1A3, 2A1, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2
and B3. The Underwriting Agreement is attached as Exhibit 99.1 hereto.

Mortgage Loan Purchase Agreement; Transfer and Servicing Agreement; Trust
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Agreement; Indenture
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         On May 31, 2005, Aames Mortgage Investment Trust 2005-2 (the "Issuer")
entered into an indenture, dated as of May 1, 2005 (the "Indenture"), by and among the Issuer, Wells Fargo Bank, N.A., as trust administrator (the "Trust Administrator"), and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee"), providing for the issuance of the Notes. The Notes are secured by the assets of a trust estate that consists primarily of two pools of conventional, first lien, adjustable rate, fully amortizing, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,158,340,680 as of May 1, 2005. The Indenture is attached as Exhibit 4.1 hereto.

         The Mortgage Loans were purchased by the Depositor on May 31, 2005 from Aames Investment Corporation (the "Seller") pursuant to a mortgage loan purchase and assignment agreement, dated as of May 1, 2005 (the "Mortgage Loan Purchase Agreement"), by and between the Seller and the Depositor. The Mortgage Loan Purchase Agreement is attached as Exhibit 99.2 hereto.

         Simultaneously with the purchase of the Mortgage Loans by the Depositor from the Seller, the Depositor transferred the Mortgage Loans to the Issuer pursuant to a transfer and servicing agreement, dated as of May 1, 2005 (the "Transfer and Servicing Agreement"), by and among the Issuer, the Depositor, Wells Fargo Bank, N.A., as trust administrator and as master servicer, Aames Capital Corporation, as servicer, the Seller, and the Indenture Trustee, which agreement also provides for the servicing of the Mortgage Loans by Aames Capital Corporation and the master servicing of the Mortgage Loans by Wells Fargo Bank, N.A. The Transfer and Servicing Agreement is attached as Exhibit 4.2 hereto.

         The Issuer is organized under and governed by an amended and restated trust agreement, dated as of May 31, 2005, by and among the Depositor, Wilmington Trust Company, as owner trustee, and the Trust Administrator. The Trust Agreement is attached as Exhibit 4.3 hereto.

Section 9   -    Financial Statements and Exhibits
                 ---------------------------------

Item 9.01        Financial Statements and Exhibits.
                 ---------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Exhibits.
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Exhibit No.       Description
-----------       -----------

     4.1 Indenture, dated as of May 1, 2005, by and among Aames Mortgage Investment Trust 2005-2, as issuer, Wells Fargo Bank, N.A., as trust administrator, and Deutsche Bank National Trust Company, as indenture trustee.

     4.2 Transfer and Servicing Agreement, dated as of May 1, 2005, by and among Aames Mortgage Investment Trust 2005-2, as issuer, CWABS, Inc., as depositor, Wells Fargo Bank, N.A., as trust administrator and master servicer, Aames Capital Corporation, as servicer, Aames Investment Corporation as seller, and Deutsche Bank National Trust Company, as indenture trustee.

     4.3 Amended and Restated Trust Agreement, dated as of May 31, 2005, by and among CWABS, Inc., as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as trust administrator.

     99.1 Underwriting Agreement, dated May 25, 2005, by and among CWABS, Inc. and Countrywide Securities Corporation, Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Friedman, Billings, Ramsey & Co., Inc., Greenwich Capital Markets, Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

     99.2 Mortgage Loan Purchase and Assignment Agreement, dated as of May 1, 2005, by and between Aames Investment Corporation, as seller, and CWABS, Inc., as purchaser.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.



                                               By:  /s/ Ruben Avilez
                                                    ----------------------------
                                               Name:    Ruben Avilez
                                               Title:   Vice President



Dated:  June 15, 2005

Exhibit Index
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Exhibit           Description
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4.1               Indenture, dated as of May 1, 2005, by and among Aames
                  Mortgage Investment Trust 2005-2, as issuer, Wells Fargo Bank, N.A., as trust administrator, and Deutsche Bank National Trust Company, as indenture trustee.

4.2 Transfer and Servicing Agreement, dated as of May 1, 2005, by and among Aames Mortgage Investment Trust 2005-2, as issuer, CWABS, Inc., as depositor, Wells Fargo Bank, N.A., as trust administrator and master servicer, Aames Capital Corporation, as servicer, Aames Investment Corporation as seller, and Deutsche Bank National Trust Company, as indenture trustee.

4.3 Amended and Restated Trust Agreement, dated as of May 31, 2005, by and among CWABS, Inc., as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as trust administrator.

99.1 Underwriting Agreement, dated May 25, 2005, by and among CWABS, Inc. and Countrywide Securities Corporation, Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Friedman, Billings, Ramsey & Co., Inc., Greenwich Capital Markets, Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

99.2 Mortgage Loan Purchase and Assignment Agreement, dated as of May 1, 2005, by and between Aames Investment Corporation, as seller, and CWABS, Inc., as purchaser.